INVENTORIES	6 Months Ended	12 Months Ended
	Aug. 31, 2011	Feb. 28, 2011
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
NOTE 4 – INVENTORIES

Inventories, stated at the lower of cost (first in first out), or market consist of the following:

	August 31, 2011	February 28, 2011
Raw materials	$2,389,524	$2,394,502
Finished goods	2,689,423	2,985,902
	5,078,947	5,380,404
Reserve for potential product obsolescence	(1,856,313)	(1,991,241)
	3,222,634	3,389,163
Non-current portion	(2,089,276)	(2,274,013)
Discount on long term inventory	(133,358)	(115,150)
Current portion	$1,000,000	$1,000,000

We assessed the net realize-ability and the related potential obsolescence of inventory. In accordance with this assessment, management has recorded a reserve of $1,856,313 and $1,991,241 as of August 31 and February 28, 2011, respectively. Management has also recorded a discount on long term inventory of $133,358 and $115,150 as of August 31 and February 28, 2011, respectively.

NOTE 3 – INVENTORIES

Inventories at February 28, 2011 and 2010 consisted of the following:

	2011	2010
Raw materials	$2,394,502	$2,626,206
Finished goods	2,985,902	3,226,614
	5,380,404	5,852,820
Reserve for potential product obsolescence	(1,991,241)	(2,076,018)
	3,389,163	3,776,802
Non-current portion	(2,274,013)	(2,140,194)
Discount on long term inventory	(115,150)	(136,608)
Current portion	$1,000,000	$1,500,000

Inventories consist primarily of components and completed units for the Company’s AuraGen® product.

Early in our AuraGen® program, we determined it was most cost-effective to outsource production of components and subassemblies to volume-oriented manufacturers, rather than produce these parts in house. As a result of this decision, and based on then anticipated sales, we purchased, prior to fiscal 2001, a substantial inventory of components at volume prices, most of which was then assembled into finished AuraGen® units. Since sales did not meet such expectations, we have been selling product from this inventory for several years. Management has analyzed its inventories based on its current business plan, current potential orders for future delivery, and pending proposals with prospective customers and has determined we do not expect to realize all of its inventories within the next year. The net inventories as of February 28, 2011 and 2010, which are not expected to be realized within a 12-month period have been reclassified as long term.

Most of our inventory consists of a variety of (i) metallic, mechanical components, and (ii) electrical components including metallic chassis to hold the assembled electrical systems.  The vast majority of mechanical components are not aged and most of the electrical components are also not aged.  The components that are aged are related to the prime mover/Generator interface that may not be in demand any longer.

Currently, we offer and ship three different basic models of systems; (i) a 5 kW based systems, (ii)an 8.5 kW based system and (iii) a 16 kW based systems (two 8.5 kW systems configured in tandem back-to-back).  Each of these systems can be configured with different options such as 110 VAC only, 220 VAC only, 24 VDC only, 12 VDC only and AC/DC combinations of the same or different voltages.  In addition, the system can be configured with single phase, split phase or three-phase output.

A number of the mechanical components are common to all three of the above configurations, while others are very specific.  For example, the stators and rotors for the 5 kW systems are different from the 8.5 kW systems, but the housings are the same.  Similarly, the electrical components consist of some parts that are geared for a specific configuration while others are generic and can be used for all of the configurations.   The electrical chassis are also interchangeable between the 5 kW and 8.5 kW configurations.

Due to the nature and mix of the product being sold, frequently, the 5 kW electrical systems are upgraded to 8.5 kW systems by replacing some components.

From the above description one can understand that the inventory consists of numerous components and subassemblies but not finished systems; therefore each system that is sold and shipped to a customer is built from some components that are in inventory and others that need to be purchased to be able to configure the required system.

Currently, most of the product being shipped consists of 8.5 kW systems.  These systems are built by using existing inventory subassemblies and parts, including some that can be used for both 5 kW and 8.5 kW systems, and additional parts that are purchased to provide the required configuration.  Typically such systems are built using approximately 20 to 25 percent of existing inventory and approximately 75% of additional parts that are purchased.
However, most of the systems currently being sold to the Korean military consist of 5 kW systems.  They have been purchasing approximately 100 systems per year and have indicated to us that they will continue to do so for the next six years.  To date we have shipped over 400 such systems (in this case 100% of the rotors and stators are used from existing inventory and over 50% of the electrical parts are also from inventory).

In addition to the above, we constantly see demand for different and unique configurations that require the purchase of additional parts.

We assessed the net realize-ability of these assets, and the potential obsolescence of inventory. In accordance with this assessment, management has recorded a reserve of $1,991,241 and $2,076,018 at February 28, 2011 and 2010, respectively. Management has also recorded a discount on long term inventory of $115,150 and $136,608 at February 28, 2011 and 2010, respectively.